SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                           (Amendment No. _____)

Filed by the Registrant            [ X ]
Filed by a Party other than the Registrant	[   ]
Check the appropriate box:
[   ] 	Preliminary Proxy Statement
[   ]	 Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]	 Definitive Proxy Statement
[   ] 	Definitive Additional Materials
[   ]	 Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        Homeland Holding Corporation
              (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[ X ]	 No fee required.
[   ]	 Fee computed on table below per Exchange Act Rules (14a-6(i)(1) and 0-11.
      	1)   Title of each class of securities to which transaction applies:
     	      ___________________________________________________________________
	      2)   Aggregate number of securities to which transaction applies:
	           ___________________________________________________________________
      	3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            ___________________________________________________________________
      	4)   Proposed maximum aggregate value of transaction:
	           ___________________________________________________________________
       5)   Total fee paid:
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[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	      1)	  Amount Previously Paid:
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	      3)	  Filing Party:
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	      4)   Date Filed:
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                        Homeland Holding Corporation
                     2601 N.W. Expressway, Suite 1100E
                          Oklahoma City, OK  73112
                     _________________________________

                NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY, JUNE 1, 2000
                     _________________________________

To the Stockholders of Homeland Holding Corporation:

	     	NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual
Meeting") of Homeland Holding Corporation ("Company") will be held at the
Waterford Marriott Hotel, 6300 Waterford Boulevard, Oklahoma City, Oklahoma, on
Thursday, June 1, 2000, at 7:30 a.m., Oklahoma City, Oklahoma time, to consider the following matters:

       1.  the election of seven directors;

       2. a proposal to amend the Homeland Holding Corporation 1996 Stock Option Plan; and

       3. the transaction of any other business as may properly be brought before the Annual Meeting.

	     	Details concerning those matters to come before the Annual Meeting are set forth in the accompanying Proxy Statement for your information.

	     	The Form 10-K of your Company for the fiscal year ended January 1, 2000, is enclosed.  We hope you will find it informative.

	     	Pursuant to the Bylaws of the Company, the Board of Directors has fixed the close of business on April 18, 2000, as the date for determining stockholders of record entitled to notice of, and to vote at, the Annual
Meeting.  Each share of the Company's Common Stock, $0.01 par value, will entitle the holder thereof to one vote on all matters which may properly come before the Annual Meeting.

                       							By Order of the Board of Directors,

							                       Wayne S. Peterson
                       							Secretary

Dated:  May 2, 2000

                     _____________________________
                            PROXY STATEMENT
                     _____________________________

     		This Proxy Statement is being furnished in connection with the 2000
Annual Meeting of Stockholders ("Annual Meeting") of Homeland Holding
Corporation ("Company") to be held at the Waterford Marriott Hotel, 6300
Waterford Boulevard, Oklahoma City, Oklahoma, on Thursday, June 1, 2000, at 7:30
a.m., Oklahoma City, Oklahoma time.  This Proxy Statement and the accompanying materials will be mailed on or about May 2, 2000, to stockholders of record as of the record date.

	     	At the Annual Meeting, the stockholders will consider two matters: (1)
the election of directors of the Company; and (2) a proposal to amend the
Homeland Holding Corporation 1996 Stock Option Plan.

	     	The record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting has been established as of the close of business on April 18, 2000.  On that date, the Company had 4,927,193 issued and outstanding shares of Common Stock, par value $0.01 ("Common Stock"), of which
569,056 shares are held by the Company and Homeland Stores, Inc. ("Stores"), the wholly-owned subsidiary of the Company, in the Class 5 Disputed Claim
Reserve ("Disputed Claim Reserve") pursuant to the First Amended Joint Plan of
Reorganization of Homeland Stores, Inc. and Homeland Holding Corporation, as
amended ("Plan of Reorganization").

	     	A complete list of the holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting will be available for inspection during normal business hours at the principal executive offices of the Company for ten days prior to the Annual Meeting and will be available at the Annual Meeting.

	     	Holders of record are entitled to one vote for each share held of record on each matter properly before the Annual Meeting and the presence of the holders of a majority of the shares of Common Stock, in person or by proxy, will be necessary for a quorum.

	     	The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting will be required for the election of directors and for the approval of the other matters to be submitted to the stockholders at the Annual Meeting. The Company and Stores will vote the shares of Common Stock in the Disputed Claim Reserve in the same proportion as the other shares of Common Stock are voted at the Annual Meeting. Abstentions and broker non-votes will not be included for purpose of voting.

	     	This enclosed Proxy is being solicited by the Board of Directors. Proxies may be solicited by personal interview, telephone or mail. Banks, brokerage houses and other custodians, nominees or fiduciaries will be requested to forward soliciting materials to their principals and to obtain authorization for the execution of Proxies and, upon request, will be reimbursed for their reasonable out-of-pocket expenses incurred in that process. The Company will bear the cost of the solicitation of Proxies, which is expected to be nominal.

	     	Any holder of Common Stock returning his, her or its Proxy may revoke the
Proxy at any time prior to its exercise: (a) by giving written notice of revocation to the Company; (b) by voting in person at the Annual Meeting; or
(c) by executing and delivering to the Company a later dated proxy.  Written revocations and later dated proxies should be sent to the Company at its principal executive offices:

                      Homeland Holding Corporation
                        Oil Center, Suite 1100E
                       2601 Northwest Expressway
                      Oklahoma City, Oklahoma 73112
                           Attn:  Secretary


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	     	Set forth below is certain information as of April 18, 2000, regarding the beneficial ownership of the Common Stock:  (a) by each person known by the
Company to have beneficial ownership of more than 5% of the Common Stock of the
Company; (b) by each director and each Named Executive Officer (as defined below), individually; and (c) by all directors and officers as a group:

                                               Shares
                                            Beneficially              Percent of
	Name of Beneficial Owner                      Owned **                Class
 Soros Fund Management, LLC (1)	              640,541	                 12.41%
	888 Seventh Avenue, 33rd Floor
	New York, NY  10106

	Jeffrey D. Tannebaum (2)	                    562,195	                 10.89%
	Fir Tree Partners
	1211 Avenue of the Americas
	New York, NY  10036

	John A. Shields (3) (4)	                      93,611	                  1.81%
	David B. Clark (5) (6)          	             69,700	                  1.35%
	Wayne S. Peterson (7) (8)	                    40,000	                    *
	Steven M. Mason  (9) (10) 	                   17,308	                    *
	John C. Rocker (11)	                           5,000	                    *
	Deborah A. Brown (12) (13)	                    7,200	                    *
	Robert E. (Gene) Burris (3)	                  22,500	                    *
	Edward B. Krekeler, Jr. (3) (17)	             22,975	                    *
	Laurie M. Shahon (3) (14)	                    28,000	                    *
	William B. Snow (3) (15)	                     23,500	                    *
	David N. Weinstein (3) (16)	                  23,500	                    *

	Officers and directors as a group
  (12 persons)	                               369,880	                  7.16%
	______________________
*  Less than 1%
** Shares beneficially owned reflect Common Stock owned and exercisable options including options that will become exercisable within sixty days of the date hereof.

(1) Based on the Schedule 13G filed by Soros Fund Management LLC, these shares are held for the accounts of Quantum Partners (as defined below) and Quasar Partners (as defined below). Soros Fund Management LLC, a Delaware limited liability company, serves as principal investment manager to Quantum Partners LDC, a Cayman Island exempted duration company


                                      2


	    ("Quantum Partners"), and as such, has been granted investment discretion over the shares of Holding.

(2)	 Based on the Schedule 13F filed by Mr. Jeffrey Tannebaum and Fir Tree
     Partners, these shares are for the accounts of Fir Tree Value Fund, L.P., Fir Tree Institutional Value Fund, L.P. and Fir Tree Value Partners LDC. Mr. Tannebaum is the sole shareholder, officer, director and principal of Fir Tree Partners and he serves as general partner of the Fir Tree Value Fund L.P. and the Fir Tree Institutional Value Fund L.P. and as an investment advisor to the Fir Tree Value Partners LDC.

(3)	 Stock options for 15,000 shares, all of which are exercisable at an exercise price of $7.625 per share, were granted to each director under the Directors Plan (as defined below) in 1997, and will expire on July 14, 2007. In July 1998, stock options for 5,000 shares, of which 2,500 shares are exercisable at an exercise price of $7.50 per share, were granted to each director under the Directors Plan. The options are exercisable ratably over two years commencing July 10, 1999, and will expire on July 10, 2008. In June 1999, stock options for 5,000 shares, all of which are exercisable at an exercise price of $3.00 per share, were granted to each director under the Directors Plan in 1997, and will expire on June 30, 2009.

(4)	 Mr. Shields is the beneficial owner of 71,111 shares of Common Stock.

(5)	 Mr. Clark was granted options to purchase 100,000 shares, of which 40,000 are exercisable at an exercise price of $5.50 per share, under the Stock Option Plan as provided for under his employment agreement with the Company. The options become exercisable ratably over five years commencing February 17, 1999, and will expire on February 17, 2008. Mr. Clark was granted stock options for 30,000 shares on June 1, 1998. This option agreement terminated on December 8, 1998, and was replaced by the Amended & Restated Stock Option Agreement dated December 8, 1998, granting Mr. Clark options to purchase 30,000 shares, of which 12,000 shares are exercisable, at an exercise price of $3.625 per share. The options become exercisable ratably over five years commencing June 1, 1999, and will expire on June 1, 2008. Additionally, Mr. Clark was granted options to purchase 20,000 shares, on June 30, 1999, at an exercise price of $3.00 per share. The options become exercisable ratably over five years commencing June 30, 2000, and will expire on June 30, 2009.

(6)	 Mr. Clark is the beneficial owner of 17,700 shares of Common Stock.

(7)	 Mr. Peterson was granted options to purchase 50,000 shares, of which 10,000 are exercisable at an exercise price of $3.50 per share outside the Stock
     Option Plan as provided for under his employment agreement with the
     Company. The options become exercisable ratably over five years commencing
     October 19, 1999, and will expire on October 19, 2008.  Additionally, on


                                     3


     June 30, 1999, Mr. Peterson was granted options to purchase 20,000 shares of Common Stock at an exercise price of $3.00 per share. The options become exercisable ratably over five years commencing June 30, 2000, and will expire on June 30, 2009.

(8)	 Mr. Peterson is the beneficial owner of 30,000 shares of Common Stock.

(9)	 On May 13, 1997, Mr. Mason was granted options to purchase 12,000 shares of Common Stock, all of which are exercisable at an exercise price of $6.50 per share. The options will expire on May 13, 2007. Mr. Mason was granted options in July 1998 to purchase 13,000 shares of Common Stock, of which options with respect to 5,200 shares are presently exercisable at an exercise price of $7.625 per share. The options are exercisable ratably over five years commencing May 13, 1999, and will expire on July 10, 2008. Additionally, on June 30, 1999, Mr. Mason was granted options to purchase 15,000 shares of Common Stock at an exercise price of $3.00 per share. The options become exercisable ratably over five years commencing June 30, 2000, and will expire on June 30, 2009.

(10)	Mr. Mason is the beneficial owner of 324 shares of Common Stock and 341 warrants to purchase shares of Common Stock.

(11)	Mr. Rocker was granted options to purchase 25,000 shares of Common Stock, of which options with respect to 5,000 shares are presently exercisable at an exercise price of $4.75 per share outside the Stock Option Plan as provided for under his employment agreement with the Company. The options become exercisable ratably over five years commencing September 14, 1999, and will expire on September 14, 2008. Additionally, on June 30, 1999, Mr. Rocker was granted options to purchase 15,000 shares of Common Stock at an exercise price of $3.00 per share. The options become exercisable ratably over five years commencing June 30, 2000, and will expire on June 30, 2009.

(12)	On June 22, 1998, Ms. Brown was granted options to purchase 13,000 shares of Common Stock, of which options with respect to 5,200 shares are presently exercisable at an exercise price of $6.125 per share. The options become exercisable ratably over five years commencing June 22, 1999, and will expire on June 22, 2008. On June 30, 1999, Ms. Brown was granted options to purchase 9,000 shares of Common Stock at an exercise price of $3.00 per share. The options become exercisable ratably over five years commencing June 30, 2000, and will expire on June 30, 2009.

(13)	Ms. Brown is the beneficial owner of 2,000 shares of Common Stock.

(14)	Ms. Shahon is the beneficial owner of 5,500 shares of Common Stock.


                                     4


(15)	Mr. Snow is the beneficial owner of 1,000 shares of Common Stock.

(16)	Mr. Weinstein is the beneficial owner of 1,000 shares of Common Stock.

(17)	Mr. Krekeler is the beneficial owner of 475 shares of Common Stock.

                            PROPOSAL ONE

                        ELECTION OF DIRECTORS

      	The Board of Directors consists of seven directors. Under the Bylaws, each director serves for a term of one year commencing at the annual meeting of stockholders at which he or she is elected and ending at the annual meeting of stockholders at which his or her successor is elected.

      	The following is certain information about the current directors, each of whom has been nominated for re-election as a director at the Annual Meeting:

  									                                                         Director
           		Name                     Age          Position          Since

 	Robert E. (Gene) Burris	             52		        Director		        1996

 	David B. Clark			                    47		        Director		        1998

 	Edward B. Krekeler, Jr.	             56		        Director		        1996

 	Laurie M. Shahon		                   48		        Director		        1996

	John A. Shields			                    56		        Director		        1993

	William B. Snow		                     68		        Director		        1996

	David N. Weinstein  		                40		        Director		        1996

      	Robert E. (Gene) Burris became a director of the Company on August 2, 1996. Since 1988, Mr. Burris has been President of the UFCW Local No. 1000, which represents approximately 96% of the Company's unionized employees. Pursuant to the present collective bargaining agreements, the UFCW has the right to designate one member of the Boards of Directors of the Company and Stores. Mr. Burris is the designee of the UFCW. Since February 1995, Mr. Burris has been the Chief Executive Officer and owner of G&E Railroad, a retail store.


                                     5


      	David B. Clark became President, Chief Executive Officer and a director of the Company in February 1998. From 1996 to February 1998, Mr. Clark was Executive Vice President, Merchandising and Distribution, for Bruno's, Inc., a $2.8 billion sales company with over 200 stores, having joined in 1995 as Senior Vice President, Operations and Distribution. Bruno's Inc. filed Chapter 11 bankruptcy on February 2, 1998. From 1992 through 1995, Mr. Clark was Vice President, Operations and subsequently Executive Vice President, Merchandising and Operations for the Cub Foods Division of Super Valu, Inc., responsible for stores producing sales volume of $1.7 billion. Mr. Clark is a director of Associated Wholesale Grocers, Inc., a retail buying cooperative of which Stores is a member.

      	Edward B. Krekeler, Jr. became a director of the Company on August 2, 1996. Mr. Krekeler is a Vice-President and Portfolio Manager at Investors Management Group since September 1999. From September 1997 to April 1999, he was a senior product manager of First National Bank North Dakota. From 1994 to August 1997, he was the President of Krekeler Enterprises, Ltd., a corporate financial consulting firm. From 1984 to 1994, he served in various positions as an officer of Reliastar Investment Research, Inc. (formerly known as Washington Square Capital, Inc.), including Vice-President, Special Investments, Vice-President, Administration, Private Placements, Vice-President, Portfolio Manager, Private Placements, and Chief Investment Analyst. From 1970 to 1984, Mr. Krekeler was Director, Fixed Income Investments, of The Ohio National Life Insurance Company, Inc. He was Chairman of the Board of Directors of Convenient Food Marts, Inc. from 1990 to 1994.

      	Laurie M. Shahon became a director of the Company on August 2, 1996. Ms. Shahon has been President of Wilton Capital Group, a private direct investment firm since January 1994. Ms. Shahon previously served as Vice Chairman and Chief Operating Officer of Color Tile, Inc. in 1989. From 1988 to 1993, she served as Managing Director of `21' International Holdings, Inc., a private holding company. From 1980 to 1988, she was Vice President of Salomon Brothers Inc, where she was founder and head of the retailing and consumer products group.
Ms. Shahon is a director of One Price Clothing Stores, Inc.

      	John A. Shields became a director of the Company in May 1993, Acting Chairman of the Board in September 1997 and Chairman of the Board on July 9, 1998. From 1994 to 1997, Mr. Shields was the Chairman and Chief Executive Officer of Delray Farms Fresh Markets. From 1983 to 1993, he was President and Chief Executive Officer of First National Super Markets, Inc., a retail grocery store chain. He is currently Chairman of the Board of Wild Oats Markets, Inc., a publicly reporting health food supermarket, and a director of D.I.Y. Home Warehouse, Inc. and Shore Bank Corp., a publicly reporting bank.


                                     6


      	William B. Snow became a director of the Company on August 2, 1996. Since 1994, Mr. Snow has served as Vice Chairman of Movie Gallery, Inc., the second largest video specialty retailer in the United States. From 1985 to 1994, he was Executive Vice President and a director of Consolidated Stores Corporation. From 1980 to 1985, Mr. Snow was Chairman, President and Chief Executive Officer of Amerimark, Inc., a diversified supermarket retailer and institutional food service distributor. From 1974 to 1980, he was President of Continental Foodservice, Inc. From 1966 to 1974, Mr. Snow was Senior Vice President of Hartmarx, Inc. Mr. Snow is a director of Movie Gallery, Inc.

       David N. Weinstein became a director of the Company on August 2, 1996. He is Managing Director and Head of High Yield Origination and Capital Markets at BNP Paribas Corporation. Mr. Weinstein previously served as Managing Director of the High Yield Capital Markets Group at BancBoston Securities, Inc. from June 1996 to October 1999. From 1993 to March 1996, he served as a Managing Director in the High Yield Capital Markets Group at Chase Securities, Inc. Mr. Weinstein is also a director of Ithaca Industries, Inc.

	     	No family relationships exist among the directors and the officers of the
Company.

	     	The election of each nominated director requires a majority of the votes cast at the Annual Meeting.  If a stockholder wishes to withhold authority to vote for any nominee, such stockholder can do so by following the directions set forth on the enclosed Proxy or, if such stockholder wishes to vote in person, on the ballot to be distributed at the Annual Meeting.  The persons named in the enclosed Proxy will vote the shares of Common Stock covered by such Proxy for the election of the nominees set forth above, unless instructed to the contrary.

      	Directors who are not employees of the Company are paid annual retainers of $20,000 and $1,000 for each meeting of the Board or any Committee, respectively, attended in person, but not to exceed $1,000 if more than one meeting is held on the same day, and $500 for each meeting of the Board or any Committee attended by telephonic conference call. During 1999, Mr. Shields was compensated for his services as Chairman in the amount of $62,500 in lieu of his Board stipend. Mr. Shields' compensation as Chairman will be $50,000 in 2000.

	     	During 1999, the Board of Directors had five meetings.  Each director has attended at least 75% of the meetings of the Board of Directors.

	     	The Company has four standing committees: an Audit Committee (consisting of Messrs. Krekeler (Chairman) and Burris and Ms. Shahon) which is responsible for recommending the independent auditor to the Company and reviewing the audit conducted by the independent auditor; a Compensation and Benefits Committee
("Compensation Committee") (consisting of Ms. Shahon (Chairman) and Messrs.


                                     7


Shield and Snow) which is responsible for reviewing executive compensation and benefits and making recommendations with respect thereto, an Executive Committee (consisting of Messrs. Shields (Chairman), Clark and Krekeler) which is responsible for the strategic direction and guidance for the growth and development of the Company and a Capital Expenditures Committee (consisting of Messrs. Weinstein (Chairman), Clark and Shields) which is responsible for approving any capital expenditures by the Company in excess of $1 million. During 1999, the Audit Committee, the Compensation and Benefits Committee, the Executive Committee and the Capital Expenditures Committee have each had meetings.

	     	THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE
RE-ELECTION OF THE DIRECTORS.

                             PROPOSAL TWO

                 AMENDMENT OF 1996 STOCK OPTION PLAN

      	At the Annual Meeting, stockholders will be asked to consider and to approve an amendment to the Homeland Holding Corporation 1996 Stock Option Plan ("Stock Option Plan") to increase the maximum number of options that may be granted under the Stock Option Plan to purchase shares of Common Stock from 432,222 to 832,222. A proposed form of amendment to the Stock Option Plan is set forth in Exhibit A to this Proxy Agreement.

      	The purpose of the Stock Option Plan is to attract and to retain qualified individuals as officers and key employees of the Company and its subsidiaries and to encourage ownership by officers and key employees of equity in the Company.

      	As of the date of this Proxy Statement, the Company has already granted options under the Stock Option Plan to purchase an aggregate of 303,800 shares of Common Stock. See "Executive Officers - Compensation" for more information. The Board has not presently made any decision on the grants that would be made using the increased number of shares.

      	The summary contained in this section is not intended to be complete and reference should be made to the Stock Option Plan set forth in Exhibit B to this Proxy Statement for a full description of the Stock Option Plan.

      	The Stock Option Plan is administered by the Compensation Committee. The Compensation Committee has the power to interpret and to carry out the provisions of the Stock Option Plan.

      	The Stock Option Plan contemplates the grant of "non-qualified" options to officers and key employees of the Company and its subsidiaries.


                                     8


      	The Compensation Committee determines the medium and the time of payment of the exercise price of each option granted. Unless the Compensation Committee otherwise determines, each option becomes exercisable ratably over a five year period or immediately in the event of a "change in control" as defined in the Stock Option Plan.

      	The option price is not permitted to be less than the fair market value as determined in accordance with the Stock Option Plan, which as of April 18, 2000, was $4.00. An option granted under the Stock Option Plan expires and terminates on the earliest of: (a) ten years from the date on which the option is granted; (b) termination of the optionee's employment for cause; or (c) 45 days after the termination of the optionee's employment other than for cause.

      	The Compensation Committee may from time to time amend, suspend or discontinue the Stock Option Plan or amend any option granted thereunder; provided, however, no such action of the Compensation Committee may, without approval of the stockholders, alter the provisions of the Stock Option Plan:
(a) to increase materially the benefits accruing to participants; (b) to increase materially the number of securities; or (c) to modify materially the requirements for eligibility for participation and no such amendment may, without the consent of the optionee, affect any outstanding options or unexercised portions thereof.

      	A person who holds an option granted under the Stock Option Plan generally would not recognize income as a result of the grant of the option, but normally recognize compensation taxable at the ordinary income tax rates upon the exercise of the option to the extent that the fair market value on the date of exercise exceeds the option price paid (unless the share of Common Stock remains subject to a "substantial risk of forteiture"). The Company will be allowed a deduction for federal income tax purposes in the same amount as the person realized ordinary income.

      	The proposed amendment to the Stock Option Plan requires the approval of a majority of the issued and outstanding shares of Common Stock entitled to vote and present at the Annual Meeting.

	     	THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE
AMENDMENT TO THE 1996 STOCK OPTION PLAN.

                          EXECUTIVE OFFICERS

	     	The officers of the Company are elected by the Board of Directors at their annual meeting or at any regular or special meeting of the Board of
Directors and are elected to hold office until the next succeeding annual meeting of the Board of Directors.


                                    9


BIOGRAPHICAL INFORMATION

	     	Set forth below is certain information concerning each current executive officer of the Company or Stores:

                                   								                 Years with the
									                                                   Company and/or
	                        Age     	Position                     Safeway

John A. Shields           56	   Chairman of the Board,	          --
			                              Director
David B. Clark	           47	   President, Chief Executive	       2
	   	                            Officer and  Director

Wayne S. Peterson	        42	   Senior Vice President 	           1
		                               Finance, Chief Financial
		                               Officer and Secretary

John C. Rocker*	          45	   Vice President - Operations	      1

Steven M. Mason*	         45	   Vice President - Marketing	      29

Deborah A. Brown          39 	  Vice President, Corporate 	       4
		                               Controller, Treasurer and
		                               Assistant Secretary
Prentess E. Alletag, Jr.*	53	   Vice President - Human 	         30
		                               Resources

*   Messrs. Mason, Rocker and Alletag only serve as officers for Stores.

      	John A. Shields became a director of the Company in May 1993, Acting Chairman of the Board in September 1997 and Chairman of the Board on July 9, 1998. From 1994 to 1997, Mr. Shields was the Chairman and Chief Executive Officer of Delray Farms Fresh Markets. From 1983 to 1993, he was President and Chief Executive Officer of First National Super Markets, Inc., a retail grocery store chain. He is currently Chairman of the Board of Wild Oats Markets, Inc., a publicly reporting health food supermarket, and a director of D.I.Y. Home Warehouse, Inc. and Shore Bank Corp., a publicly reporting bank.

      	David B. Clark became President, Chief Executive Officer and a director
of the Company in February 1998.   From 1996 to February 1998, Mr. Clark was
Executive Vice President, Merchandising and Distribution, for Bruno's, Inc., a $2.8 billion sales company with over 200 stores, having joined in 1995 as Senior Vice President, Operations and Distribution. Bruno's Inc. filed Chapter 11 bankruptcy on February 2, 1998. From 1992 through 1995, Mr.


                                    10


Clark was Vice President, Operations and subsequently Executive Vice President, Merchandising and Operations for the Cub Foods Division of Super Valu, Inc., responsible for stores producing sales volume of $1.7 billion. Mr. Clark is a director of Associated Wholesale Grocers, Inc., a retail buying cooperative of which Stores is a member.

      	Wayne S. Peterson joined the Company in October 1998 as Senior Vice President - Finance, Chief Financial Officer and Secretary. From October 1990 to October 1998, Mr. Peterson served as director and Senior Vice President, Chief Financial Officer and Secretary of Buttrey Food and Drug Stores Company.

      	John C. Rocker joined the Company in September 1998 as Vice President - Operations. From October 1980 to September 1998, Mr. Rocker was with the Kroger Company, most recently as Director of Human Resources, Labor Relations and Safety.

      	Steven M. Mason joined Safeway in 1970 and the Oklahoma Division in 1986. At the time of the acquisition of the Oklahoma division of Safeway by Homeland, he was serving as Special Projects Coordinator for the Oklahoma Division. In November 1987, he joined Stores and in October 1988, he was appointed to the position of Vice President - Retail Operations. In October 1993, Mr. Mason was appointed to the position of Vice President - Marketing.

      	Deborah A. Brown joined the Company in November 1995 and became Vice President, Corporate Controller, Treasurer and Assistant Secretary as of June 1998. From October 1985 to January 1995, Ms. Brown served as Consolidation Manager of Scrivner Inc., the nation's third largest grocery wholesaler, prior to its acquisition by Fleming Companies, Inc.

	     	Prentess E. Alletag, Jr. joined the Oklahoma Division in October 1969, where, at the time of the acquisition of the Oklahoma division of Safeway by
Homeland, he was serving as Human Resources and Public Affairs Manager.  In
November 1987, Mr. Alletag joined Stores as Vice President - Human Resources.

COMPENSATION

	     	Summary of Cash and Certain Other Compensation

      	The following table provides certain summary information concerning compensation paid or accrued by the Company to, or on behalf of, the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company during the fiscal year ended January 1, 2000 (hereinafter referred to as the "Named Executive Officers") and for the fiscal years ended January 2, 1999, and January 3, 1998:


                                    11


                       	SUMMARY COMPENSATION TABLE

                           	Annual Compensation

               									 			                            Long-Term
    Name and										                                Compensation  All Other
Principal Position			      Year	   Salary      Bonus	 Option Awards Compensation

David B. Clark (1)(2)(3)  	1999  	$ 262,403    $192,617   	20,000   	$  24,671
President, Chief	          1998	    216,346	    153,374   130,000	      17,336
Executive Officer and
Director

Wayne S. Peterson (1)(4)(5)1999 	 $ 150,000	   $ 73,350	   20,000	   $   8,887
Senior Vice President	     1998	     28,846	     18,653	   50,000	      56,178
Finance, Chief Financial
Officer and Secretary

Steven M. Mason (6)(7) 	   1999	  $ 133,737	   $ 65,423	   15,000	   $  10,749
Vice President/Marketing	  1998	    130,500	     57,942	   13,000	       7,106
	                          1997	    135,519	     24,469	   12,000	       2,865

John C. Rocker (1)(8)(9)  	1999	  $ 125,000	   $ 61,125	   15,000	   $  13,785
Vice President/Operations	 1998	     36,058	     16,595    25,000	      62,273

Deborah A. Brown (10)(11) 	1999	  $  75,000	   $ 41,675	    9,000 	  $   7,124
Vice President, Corporate	 1998	     60,558	     33,300	   13,000	         615
Controller, Treasurer and	 1997	     44,000	      3,300	     -	           -
Assistant Secretary
_____________


(1)  	Mr. Clark joined the Company in February 1998, Mr. Peterson joined the
      Company in October 1998 and Mr. Rocker joined the Company in September
      1998.

(2)	  Other compensation during 1999 for Mr. Clark includes reimbursement of a portion of relocation expenses of $15,018; auto allowance of $7,800; reimbursement for private life insurance premium of $1,247; and Company-provided life insurance premium of $606.

(3)	  Mr. Clark was granted options to purchase 100,000 shares of Common Stock, of which options with respect to 40,000 shares are presently exercisable, at an exercise price of $5.50 per share under the Stock Option Plan as provided for under his employment agreement with the Company.  The options become exercisable ratably over five years commencing February 17, 1999, and will expire on February 17, 2008.  Mr. Clark was granted stock options for 30,000 shares of Common Stock on June 1, 1998.  This option agreement terminated on December 8, 1998, and was replaced by the Amended & Restated
      Stock Option Agreement dated December 8, 1998, granting Mr. Clark options to purchase 30,000 shares of Common Stock, of which options with


                                     12


      	respect to 12,000 shares are presently exercisable, at an exercise price of $3.625 per share. The options become exercisable ratably over five years commencing June 1, 1999, and will expire on June 1, 2008. Additionally, on June 30, 1999, Mr. Clark was granted options to purchase 20,000 shares of Common Stock at an exercise price of $3.00 per share. The options become exercisable ratably over five years commencing June 30, 2000, and will expire on June 30, 2009.

(4) 	  Other compensation during 1999 for Mr. Peterson includes auto allowance of $7,800; reimbursement for private life insurance premium of $862; and Company-provided life insurance premium of $225.

(5)	   Mr. Peterson was granted options to purchase 50,000 shares, of which options with respect to 10,000 shares are presently exercisable, at an exercise price of $3.50 per share outside the Stock Option Plan as provided for under his employment agreement with the Company. The options become exercisable ratably over five years commencing October 19, 1999, and will expire on October 19, 2008. Additionally, on June 30, 1999, Mr. Peterson was granted options to purchase 20,000 shares of Common Stock at an exercise price of $3.00 per share. The options become exercisable ratably over five years commencing June 30, 2000, and will expire on June 30, 2009.

(6)	   Other compensation during 1999 for Mr. Mason includes auto allowance of
       $7,821; reimbursement for private life insurance premium of $2,723; and Company-provided life insurance premium of $205.

(7)	   Mr. Mason was granted options to purchase 12,000 shares of Common Stock, all of which are exercisable, in May 13, 1997 at an exercise price of
       $6.50 per share.  The options will expire on May 13, 2007.  Mr. Mason was granted options in July 1998 to purchase 13,000 shares of Common Stock, of which options with respect to 5,200 shares are presently exercisable, at an exercise price of $7.625 per share. The options are exercisable ratably over five years commencing May 13, 1999, and will expire on July
       10, 2008.  Additionally, on June 30, 1999, Mr. Mason was granted options to purchase 15,000 shares of Common Stock at an exercise price of $3.00 per share. The options become exercisable ratably over five years commencing June 30, 2000, and will expire on June 30, 2009.

(8)	   Other compensation during 1999 for Mr. Rocker includes auto allowance of
       $7,800; reimbursement of a portion of relocation expenses of $5,803; and
       Company-provided life insurance premium of $182.

(9)	   Mr. Rocker was granted options to purchase 25,000 shares of Common Stock, of which options with respect to 5,000 shares are presently exercisable, at an exercise price of $4.75 per share outside the Stock Option Plan as provided for under his employment agreement with the Company.  The options become exercisable ratably over five years commencing September
       14, 1999, and will expire on September 14,


                                    13


	      2008.  Additionally, on June 30, 1999, Mr. Rocker was granted options to purchase 15,000 shares of Common Stock at an exercise price of $3.00 per share. The options become exercisable ratably over five years commencing
       June 30, 2000, and will expire on June 30, 2009.

(10)	  Other compensation during 1999 for Ms. Brown includes auto allowance of
       $6,500; reimbursement for private life insurance premium of $572; and Company-provided life insurance premium of $52.

(11) Ms. Brown was granted on June 22, 1998, options to purchase 13,000 shares of Common Stock, of which options with respect to 5,200 shares are presently exercisable at an exercise price of $6.125 per share. The options become exercisable ratably over five years commencing June 22, 1999, and will expire on June 22, 2008. On June 30, 1999, Ms. Brown was granted options to purchase 9,000 shares of Common Stock at an exercise price of $3.00 per share. The options become exercisable ratably over five years commencing June 30, 2000, and will expire on June 30, 2009.

The following table sets forth certain information with respect to grants of options to the Named Executive Officers during 1999:

                        Option Grants in Last Fiscal Year

                                                   Potential Realized Value at
                                                     Assumed Rates of Stock
                                                       Appreciation for
                           Individual Grants             Option Terms


                             % of Total
                  Number of  Options
                 Securities  Granted to
                 Underlying  Employees
                   Options  in Fiscal Exercise  Expiration
Name               Granted    Year    Price       Date           5%      10%
David B. Clark		   20,000	   22.1%  		$3.00  	June 30, 2008    37,734   95,625
Wayne S. Peterson 	20,000	   22.1%		  $3.00	  June 30, 2008    37,734   95,625
Steven M. Mason    15,000	   16.6%		  $3.00	  June 30, 2008    28,300   71,718
John C. Rocker		   15,000	   16.6% 	  $3.00	  June 30, 2008    28,300   71,718
Deborah A. Brown	   9,000		   9.9% 	  $3.00	  June 30, 2008 	  16,980   43,031

EMPLOYMENT CONTRACTS WITH NAMED EXECUTIVE OFFICERS

      	On February 17, 1998, the Company entered into an employment agreement with David B. Clark, the Company's President and Chief Executive Officer, for an indefinite period. The agreement provides a base annual salary of $250,000, subject to increase from time to time at the discretion of the Board of Directors. Mr. Clark is also entitled to participate in the


                                    14


Company's incentive plan with a target annual bonus of 75% of his base annual salary. The agreement also provides for (a) relocation expenses, including a temporary residence; (b) a company car; and (c) a loan of $125,000. Under the agreement, Mr. Clark is entitled to participate in the Company's employee benefit plans and programs generally available to employees and senior executives, if any. If the Company terminates Mr. Clark's employment for any reason other than cause or disability or his employment is terminated by Mr. Clark after February 16, 1999, following a change of control or certain trigger events (each as defined), Mr. Clark will receive (a) his annual base salary,
(b) a pro rata amount of incentive compensation for the portion of the incentive year that precedes the date of termination, and (c) continuation of welfare benefit arrangements for a period of one year after the date of termination.
Mr. Clark's loan of $125,000 from the Company will be deemed to be cancelled with all accrued interest, at an annual interest rate of 5.50%, if he remains in continuous employment until February 16, 2001, or upon his termination of employment on or after February 16, 1999, following a change in control or trigger event; as of January 1, 2000, the aggregate amount of such accrued indebtedness was $138,194.

      	On July 6, 1998, the Company entered into an employment agreement with Wayne S. Peterson, the Company's Senior Vice President, Chief Financial Officer and Secretary. The agreement provides for a base salary of $150,000, subject to increase from time to time at the discretion of the Board of Directors. Mr. Peterson is also entitled to participate in the Company's incentive plan with a target annual bonus of 50% of his base annual salary. The agreement also provides for (a) relocation expenses, including a temporary residence; (b) a company car or car allowance; and (c) an executive term life insurance policy in the face amount of $500,000. If the Company terminates Mr. Peterson's employment for any reason other than cause or disability, Mr. Peterson will be paid (a) his base salary for one year and (b) a lump sum payment of an amount equal to the product of (i) Mr. Peterson's target bonus under the Company's incentive bonus plan for the year in which employment terminates and (ii) a fraction, the numerator of which is the number of days during such year prior to and including the date of termination of employment and the denominator of which is 365.

      	On December 8, 1999, the Company entered into a letter agreement regarding severance arrangements with Steven M. Mason, the Company's Vice President of Marketing. The agreement provides that in the event his employment is terminated prior to December 31, 2000, for any reason other than cause or disability, the Company will continue to pay his base salary for a period of one year plus a pro rata target amount of the incentive compensation for the portion of the incentive year that precedes the date of termination. The pro rata incentive compensation is payable only in the event that the results of the Company are such that the criteria for paying bonus has been achieved pursuant to the Management Incentive Plan.

       	On September 14, 1998, the Company entered into an employment agreement with John C. Rocker, the Company's Vice President of Operations. The agreement provides for a base salary of $125,000, subject to increase from time to time at the discretion of the Board of Directors. Mr. Rocker is also entitled to participate in the Company's incentive plan with a target annual bonus of 50% of his base annual salary. Any bonus payable for the 1998 fiscal


                                     15


year will be prorated for the partial 1998 year. The agreement also provides for (a) signing bonus of $25,333; (b) relocation expenses and (c) a company car or a car allowance.

      	On December 8, 1999, the Company entered into a letter agreement regarding severance arrangements with Mr. Rocker. The agreement provides that in the event his employment is terminated prior to December 31, 2000, for any reason other than cause or disability, the Company will continue to pay his base salary for a period of one year plus a pro rata target amount of the incentive compensation for the portion of the incentive year that precedes the date of termination. The pro rata incentive compensation is payable only in the event that the results of the Company are such that the criteria for paying bonus has been achieved pursuant to the Management Incentive Plan.

      	On December 8, 1999, the Company entered into a letter agreement regarding severance arrangements with Deborah A. Brown, the Company's Vice President - Accounting, Corporate Controller, Treasurer and Assistant Secretary. The agreement provides that in the event her employment is terminated prior to December 31, 2000, for any reason other than cause or disability, the Company will continue to pay her base salary for a period of one year plus a pro rata target amount of the incentive compensation for the portion of the incentive year that precedes the date of termination. The pro rata incentive compensation is payable only in the event that the results of the Company are such that the criteria for paying bonus has been achieved pursuant to the Management Incentive Plan.

MANAGEMENT INCENTIVE PLAN

      	The Company maintains a Management Incentive Plan to provide incentive bonuses for members of its management and key employees. During 1999, bonuses were determined according to a formula based on both corporate and store performance and accomplishments or other achievements and were paid only if minimum performance and/or accomplishment targets are reached. At minimum performance level, the bonus payout ranges from 25% to 50% of salaries for officers (as set forth in the plan), including the Chief Executive Officer. Maximum bonus payouts range from 100% to 200% of salary for officers and up to 150% of salary for the Chief Executive Officer. Performance levels must significantly exceed target levels before the maximum bonuses are paid. Under limited circumstances, individual bonus amounts can exceed these levels if approved by the Compensation Committee. Incentive bonuses paid to managers and supervisors vary according to their reporting and responsibility levels. The plan is administered by the Compensation Committee, all of whom are ineligible to participate in the plan. Incentive bonuses earned for Named Executive Officers under the plan for performance during fiscal year 1999 are included in the Summary Compensation Table.

RETIREMENT PLAN

      	The Company maintains a retirement plan in which all non-union employees, including members of management, participate. Under the plan, employees who retire at or after age 65 and after completing five years of vesting service (defined as calendar years in which employees complete at least 1,000 hours of service) are entitled to retirement benefits equal to the product


                                    16


of (a) 1.50% of career average annual compensation (including basic, overtime and incentive compensation) plus .50% of career average annual compensation in excess of the social security covered compensation multiplied by (b) years of benefit service (not to exceed 35 years). Retirement benefits will also be payable upon early retirement beginning at age 55, at rates actuarially reduced from those payable at normal retirement. Benefits are paid in annuity form over the life of the employee or the joint lives of the employee and his or her spouse or other beneficiary.

      	Under the retirement plan, estimated annual benefits payable to the Named Executive Officers of the Company upon retirement at age 65, assuming no changes in covered compensation or the social security wage base, would be as follows:
David B. Clark, $52,747; Wayne S. Peterson, $61,622; Steven M. Mason, $88,045; John C. Rocker, $42,597; and Deborah A. Brown, $32,746.

MANAGEMENT STOCK OPTION PLAN

      	In December 1996, the Board of Directors adopted the Homeland Holding Corporation 1996 Stock Option Plan ("Stock Option Plan"). The Stock Option Plan, which is administered by the Compensation Committee, provides for the granting of options to purchase up to an aggregate of up to 432,222 shares of Common Stock. Options granted under the Stock Option Plan are "non-qualified options." The option price of each option must not be less than the fair market value as determined by the Compensation Committee. Unless the Compensation Committee otherwise determines, options become exercisable ratably over a five-year period or immediately in the event of a "change of control" as defined in the Stock Option Plan. Each option must be evidenced by a written agreement and must expire and terminate on the earliest of (a) ten years from the date the option is granted; (b) termination for cause; and (c) three months after termination for other than cause.

COMPENSATION COMMITTEE REPORT

      	The Compensation Committee is composed entirely of non-employee directors. The Compensation Committee reviews and approves all compensation arrangements for executive officers and, in that regard, has developed compensation policies for the executives which seek to enhance the profitability of the Company and to assure the ability of the Company to attract and retain executive employees with competitive compensation. Actions by the Compensation Committee are reported to the Board of Directors and, in appropriate cases, ratified by the Board of Directors prior to implementation.

      	The compensation program of the Company seeks specifically to motivate the executives of the Company to achieve objectives which benefit the Company within their respective areas of responsibility, with particular emphasis on continued growth in revenues, expense control, operating efficiency, and the ultimate realization of profits for the Company.


                                    17


      	Base salary levels for the Company's executive officers, including the Chief Executive Officer, are set so that the overall cash compensation package for executive officers, including bonus opportunities, compares reasonably to companies with which the Company competes for executive talent. In determining salaries, the Compensation Committee also takes into account a number of factors, which primarily include individual experience and performance, the officer's level of responsibility, the cost of living and historical salary levels. The measures of individual performance considered include, to the extent applicable to an individual executive officer, a number of quantitative and qualitative factors such as the Company's financial performance, the individual's achievement of particular nonfinancial goals within his or her responsibility and other contributions made by the officer to the Company's success.

      	In addition to base salary, certain executives, including the Chief Executive Officer, may earn an incentive of up to 150% of such executive's base pay. The compensation policies of the Company are general and subjective both as to salary and as to the other components of the compensation program. The Company's compensation program also includes benefits typically offered to executives of similar businesses to promote management stability, consisting of a retirement plan, stock option plan and employment agreements.

                              						Laurie M. Shahon, Chairman
						                              John A. Shields
                              						William B. Snow

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      	Except for Mr. Shields, none of the persons serving on the Compensation Committee during fiscal year 1999 was an officer or an employee of the Company or Stores or was formerly an officer or an employee of the Company or Stores. There are no interlocks with respect to the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      	Mr. Gene Burris, a director of the Company, is President of UFCW Local No. 1000, which represents approximately 96% of the Company's unionized employees. Pursuant to the present collective bargaining agreements, the UFCW has the right to designate one member of the Board of Directors of Company and Stores. Mr. Burris is the designee of the UFCW.


                                    18


PERFORMANCE GRAPH

      	Shown below is a line graph comparing cumulative total shareholder return for the Company, the S & P Retail Stores (Food), and the S & P 500 since April 14, 1997.

Comparison of Cumulative Total Return* -- Homeland Holding Corporation, S&P 500 Retail Food Stores, and S & P 500


          Date          Homeland      S&P 500 Retail	     S & P 500
      -----------------------------------------------------------------
         04/97	         $100.00	         $100.00	           $100.00
		       01/98	           78.79	          133.18	            130.48
		       01/99	           41.67	          190.32	            165.28
		       01/00	           43.94	          110.16	            197.55
      -----------------------------------------------------------------
      *Total return assumes reinvestment of dividends on a quarterly basis.

Note:  Companies comprising the S & P Retail Stores (Food) Index include:
Albertson's, Inc.; Great Atlantic & Pacific Tea Co.; Kroger Co.; Safeway Inc.; and Winn-Dixie Stores Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      	Section 16(a) of the Securities Exchange Act requires directors, executive officers and persons who are the beneficial owners of more than 10% of any class of any equity security of the Company to file reports with the Securities and Exchange Commission.

      	The following director failed to file timely reports under Section 16(a) with respect to the year ended January 1, 2000:

      	On April 1, 1999, John Shields purchased 2,450 shares of Common Stock at a purchase price of $3.25 and filed his Form 4 on June 11, 1999.


                                    19


                          STOCKHOLDERS' PROPOSALS

      	The Board of Directors will consider proposals of the stockholders intended to be presented for action at the 2001 Annual Meeting of Stockholders. For a shareholder proposal to be considered by the Board of Directors, it must be received by the Secretary of the Company at the principal executive offices of the Company no later than January 31, 2001.

                     INDEPENDENT PUBLIC ACCOUNTANTS

      	The Board of Directors has selected PricewaterhouseCoopers LLP, which also served as the principal accountant to the Company for the fiscal year ended January 1, 2000, as the principal accountant to the Company for the current fiscal year. A representative of such firm is expected to be present at the Annual Meeting, will have an opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions.

                             OTHER MATTERS

      	Management of the Company does not know of any other matters to be brought before the meeting. If any other matter properly comes before the Annual Meeting, it is intended that the holders of Proxies will act in respect thereof in accordance with their best judgment.

      	A COPY OF ITS REPORT ON FORM 10-K FOR THE 1999 FISCAL YEAR ENDED JANUARY 1, 2000, IS BEING MAILED IN THIS PROXY STATEMENT TO EACH OF THE STOCKHOLDERS OF RECORD ON APRIL 18, 2000, AND EACH BENEFICIAL STOCKHOLDER ON THAT DATE. IF YOU HAVE NOT RECEIVED YOUR COPY, THE COMPANY WILL PROVIDE A COPY WITHOUT CHARGE (A REASONABLE FEE WILL BE CHARGED FOR EXHIBITS), UPON RECEIPT OF A WRITTEN REQUEST THEREFOR MAILED TO THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES, ATTENTION: SECRETARY.

(2000 Proxy)


                                    20


                                Exhibit A

                              Amendment to
                      Homeland Stores, Inc. 1996
                           Stock Option Plan


3.    	Stock.  The capital stock subject to options under the Plan shall be authorized but unissued shares of Common Stock, par value $0.01 per share ("Common Stock"), of Holding, subject to adjustment in accordance with the Plan.
 Subject to adjustment in accordance with the Plan, the total number of shares of Common Stock on which options may be granted under the Plan may not exceed, in the aggregate, 832,222 shares. If any option outstanding under the Plan expires or terminates for any reason prior to the end of the period during which options may be granted under the Plan, the shares of Common Stock covered by the unexercised portion of such option may again be subject to an option under the Plan.


                                    1


                                Exhibit B

                      Homeland Holding Corporation
                         1996 Stock Option Plan

		     1. 	Purpose.  This Homeland Holding Corporation 1996 Stock Option
Plan ("Plan") is intended as to encourage stock ownership by the officers and the employees of Homeland Holding Corporation ("Holding") and its subsidiaries in order to increase their proprietary interest in the success of Homeland
Holding Corporation.  The term "Homeland" means Holding and its subsidiaries.

		     2.	 Administration.  The Plan shall be administered by the Board of
Directors of Holding ("Board") or, if the Board decides that the Plan should be so administered, by a committee ("Committee") of at least two (2) members of the
Board appointed by the Board.  Upon the appointment of a Committee, the Board of
Directors shall cease to administer the Plan and the Committee shall administer the Plan.

	     	The Board or, if there is a Committee, the Committee shall determine the persons who may participate in the Plan and, subject to the provisions of the
Plan, the extent, the terms and the conditions of their participation.

	     	The interpretation and the construction by the Board or, if there is a
Committee, the Committee of any provision of the Plan or any option granted under the Plan and any determination by the Board or, if there is a Committee, the Committee pursuant to any provision of the Plan or any such option shall be final and conclusive.  No member of the Board or the Committee, if any, shall be liable for any action or any determination taken or made in good faith and the members of the Board and the Committee, if any, shall be entitled to indemnification and advancement of expenses as provided in the Bylaws of
Holding.

		     3. 	Stock.  The capital stock subject to options under the Plan shall be authorized but unissued shares of Common Stock, par value $0.01 per share
("Common Stock"), of Holding, subject to adjustment in accordance with the Plan.
 Subject to adjustment in accordance with the Plan, the total number of shares of Common Stock on which options may be granted under the Plan may not exceed, in the aggregate, 432,222 shares.  If any option outstanding under the Plan expires or terminates for any reason prior to the end of the period during which options may be granted under the Plan, the shares of Common Stock covered by the unexercised portion of such option may again be subject to an option under the
Plan.

		     4. 	Terms and Conditions of Stock Options. Options which are granted under the Plan shall be "non-qualified options."  Options which qualify as
"incentive stock


                                     1


options" under Section 422 of the Internal Revenue Code of 1986, as amended may not be granted under the Plan.

	     	All of the options granted under the Plan shall comply with, and be subject to the following provisions:

	            	4.1.	 Eligibility.  The individuals who are eligible to receive
       options under the Plan are the officers and the employees of Homeland.

	            	4.2.	 Option Price. The option price for each option shall be not less than the fair market value as determined in accordance with Section
       5.

		            4.3.	 Term of Option.  Any option granted under the Plan shall
       expire and terminate on, and shall not be exercisable after, the earliest of (a) ten (10) years from the date the option is granted; (b)
       termination of the optionee's employment for cause; and (c) forty-five
       (45) days after termination of the employment of an optionee other than for cause.

	            	Termination of employment for cause means termination due to (a)
       any act of moral turpitude by an officer or an employee which has or may have an adverse effect on Homeland or its business, including, without limitation, commission of a felony; (b) disloyalty to Homeland; (c) the failure or inability of an officer or an employee to perform the duties assigned to the officer or the employee as determined by Holding; or (d)
       a material breach by an officer or an employee of the terms of his or her employment.

	     	       4.4. 	Medium and Time of Payment.  The Board or, if there is a
       Committee, the Committee shall determine the medium and the  time of payment of the exercise price of each option granted under the Plan.
       Unless the Board or the Committee otherwise determines, the exercise price shall be paid in cash at the time at which the option is exercised.

	            	If so determined by the Board or the Committee, the exercise price may (a) be paid in cash; (b) be paid by transferring to Holding shares of
       Common Stock equal in value (as determined by the Board or, if there is a
       Committee, the Committee) to the exercise price; or (c) be paid in cash in an amount equal to the par value of the shares of Common Stock with a binding obligation to pay the balance of the exercise price on terms and subject to conditions determined by the Board or, if there is a
       Committee, by the Committee.  The Board or, if there is a Committee, may at the time that it grants an option, in its sole discretion, grant an optionee the right to convert an unexercised option to a cash payment equal to the difference between the exercise price and the fair market value of the shares of Common Stock covered thereby on the date of conversion (as determined in accordance with Section 5).


                                    2


	            	4.5. 	Written Agreement.  Each option shall be evidenced by a
       written agreement, which shall state, inter alia, the total number of shares of Common Stock covered thereby.

		            4.6. 	Date of Exercise.  The date on which options are exercisable shall be determined by the Board or, if there is a Committee, by the
       Committee.  Unless the Board or the Committee otherwise determines, each option shall become exercisable at a rate equal to 20% of the number of shares covered thereby on the first anniversary, 20% of the number of shares covered thereby on the second anniversary, 20% of the number of shares covered thereby on the third anniversary, 20% of the number of shares covered thereby on the fourth anniversary and 20% of the number of shares covered thereby on the fifth anniversary.  After becoming exercisable, an option may be exercised at any time and from time to time in whole or in part until expiration or termination of the option.

	            	If there is a change in control of Holding, all options granted under this Plan shall be immediately exercisable and each optionee shall have the right to exercise the optionee's option at any time prior to the expiration of the option.

	            	The term "change of control" means (a) the earliest date a new shareholder or related group of new shareholders acquires beneficial ownership of 30% or more of the then issued and outstanding Common Stock,
       (b) the date on which Holding ceases to own all of the issued and outstanding capital stock of Homeland Stores, Inc. or (c) the date on which Holding or Homeland Stores, Inc. disposes of 50% or more of its assets.

	            	4.7. 	Adjustments.  The Board or, if there is a Committee, the
       Committee may adjust the number and kind of shares covered by each outstanding option and the price per share thereof for each outstanding option as the Board or the Committee, as the case may be, determines, in its sole discretion and good faith, is equitably required to prevent dilution or enlargement of the rights of optionees that would otherwise result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of Homeland;
       (b) any merger, consolidation, separation, reorganization or partial or complete liquidation; or (c) any other corporate transaction or event having an effect similar to any of the foregoing events.

	            	The Board or, if there is a Committee, the Committee may adjust the number or kind of shares on which options may be granted to persons participating under the Plan as the Board or, if there is a Committee, the Committee, as the case may be, determines, in its sole discretion and in good faith, is appropriate to reflect any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of Homeland.


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	            	No fractional shares shall be issued upon any exercise of an option following an adjustment and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

		            4.8. 	Assignability.  No option is assignable or transferable
       except by will or by the laws of descent and distribution.  During the lifetime of an optionee, an option is exercisable only by the optionee.

		            4.9.	 Optionee's Agreement.  If, at the time of the exercise of
       any option, it is necessary, appropriate or advisable, in order to comply with any applicable laws or regulations relating to the sale of securities, that an optionee exercising an option agree that the optionee will purchase the shares of Common Stock covered by the option for investment and not with any present intention to resell those shares or make other agreements, the optionee will execute and deliver to Holding an agreement in form and substance requested by Holding.

		            4.10. 	Rights as a Shareholder. An optionee has no rights as a
       shareholder with respect to shares covered by an option until the date of the issuance of the shares of Common Stock to the optionee and only after such shares are fully paid.

		            4.11. 	Other Provisions.  The written agreements required under
       the Plan may contain such other terms and conditions as the Board or, if there is a Committee, the Committee deems appropriate or advisable.

		        5.	 Fair Market Value.  Fair market value shall be determined by the
Board or, if there is a Committee, the Committee as provided in this Section 5.

	     	The term "fair market value" shall mean (a), if the shares are listed on a national securities exchange, the closing price on the date on which the fair market value is to be determined or, if none of the shares were traded on that date, on the immediately preceding date on which shares were traded; (b), if the shares are quoted on an inter-dealer quotation system, the closing "asked" price on the date on which fair market value is to be determined or, if such closing
"asked" price is not available, the last sales price on such date or, if no shares were traded on such date, on the immediately preceding date on which shares were traded; or (c), if the shares are not listed on a national securities exchange or quoted on an inter-dealer quotation system, the value determined by the Board or the Committee, as the case may be, taking into account such factors reflecting value as they deem appropriate.

		        6. 	Term of Plan.  No stock option shall be granted pursuant to the
Plan after December 9, 2006.


       		 7.	 Amendments.  The Board may from time to time amend, suspend, or discontinue the Plan or amend any option granted thereunder; provided, however, no


                                    4


such action of the Board may, without approval of the shareholders, alter the provisions of the Plan so as to (a) materially increase the benefits accruing to participants under the Plan; (b) materially increase the number of securities which may be issued under the Plan; or (c) materially modify the requirements as to eligibility for participation in the Plan and no amendment may, without the consent of the optionee, affect any then outstanding options or unexercised portions thereof.

	        	8. 	No Obligation to Exercise Option.  The granting of an option does not impose any obligation upon the optionee to exercise the option.


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